File No. 333-108472
                                                              File No. 811-21452



                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant                    [X]

Filed by a Party other than the Registrant [ ]


Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[X] Definitive Additional Materials

[ ] Soliciting Material Under Rule 14a-12


                    PIONEER OAK RIDGE SMALL CAP GROWTH FUND
                     PIONEER OAK RIDGE LARGE CAP GROWTH FUND
                   (each, a series of Pioneer Series Trust I)

                                 60 State Street
                           Boston, Massachusetts 02109
                                 1-800-622-3265


                 NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS
                         SCHEDULED FOR DECEMBER 28, 2004



     This is the formal agenda for each fund's special shareholder meeting ("Meeting"). It tells you the matters you will be asked to vote on and the time and place of the meeting, in case you want to attend in person.

     To the shareholders of Pioneer Oak Ridge Small Cap Growth Fund and Pioneer Oak Ridge Large Cap Growth Fund:

     A joint special meeting of shareholders of your fund will be held at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, 26th Floor, Boston, Massachusetts on December 28, 2004 at 2:00 p.m., Boston time, to consider the following:

For shareholders of Pioneer Oak Ridge Small Cap Growth Fund:

    1. A proposal to approve a new subadvisory agreement between Pioneer Investment Management, Inc., your fund's investment adviser ("Pioneer"), and Oak Ridge Investments, LLC., your fund's investment subadviser ("Oak Ridge"). This new agreement will take effect only if the proposed acquisition by Pioneer's parent company of an ownership interest in Oak Ridge is consummated.


For shareholders of Pioneer Oak Ridge Large Cap Growth Fund:

    2. A proposal to approve a new subadvisory agreement between Pioneer, your fund's investment adviser, and Oak Ridge, your fund's investment subadviser. This new agreement will take effect only if the proposed acquisition by Pioneer's parent company of an ownership interest in Oak Ridge is consummated.


For both funds:
    3. To consider any other business that may properly come before the meeting.


YOUR TRUSTEES RECOMMEND THAT YOU VOTE IN FAVOR OF THE PROPOSALS. APPROVAL OF THE PROPOSALS WILL NOT INCREASE THE MANAGEMENT FEE RATES PAYABLE BY EITHER FUND.


                                                                  16739-00-1204

     Shareholders of record as of the close of business on November 17, 2004 are entitled to vote at the meeting and any related follow-up meetings.


                                 By Order of the Board of Trustees,


                                 Dorothy E. Bourassa, Secretary


Boston, Massachusetts
November 30, 2004


                               -----------------

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE AND RETURN ENCLOSED PROXY.

                            JOINT PROXY STATEMENT OF
                     PIONEER OAK RIDGE SMALL CAP GROWTH FUND
                     PIONEER OAK RIDGE LARGE CAP GROWTH FUND
                   (each, a series of Pioneer Series Trust I)
                                 60 State Street
                           Boston, Massachusetts 02109
                                 1-800-622-3265


                      JOINT SPECIAL MEETING OF SHAREHOLDERS

     This joint proxy statement contains the information you should know before voting on the proposals summarized below.

     Each fund will furnish without charge a copy of its most recent annual report and semiannual report to any shareholder upon request. Shareholders who want to obtain a copy of these reports should direct all written requests to the attention of the respective fund, at the address listed above, or should call Pioneer Investment Management Shareholder Services, Inc., the fund's transfer agent, at 1-800-622-3265.

                                  INTRODUCTION

     This joint proxy statement is being used by the board of trustees of Pioneer Series Trust I (the "Trust") to solicit proxies on behalf of each fund to be voted at a joint special meeting of shareholders. This meeting will be held at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, 60 State Street, 26th Floor, Boston, Massachusetts 02109 at 2:00 p.m., Boston time, on December 28, 2004, and at any adjournments or postponements of the meeting to a later date, for the purposes as set forth in the accompanying joint notice of special meeting to shareholders.

     This meeting is being called to consider the approval of new subadvisory agreements between Pioneer and Oak Ridge with respect to each fund. Approval of new subadvisory agreements is required because of the proposed acquisition by Pioneer Investment Management USA Inc. ("PIMUSA") of a 49% ownership interest in Oak Ridge (the "Acquisition"). Additionally, Pioneer has the option to further increase its ownership to a majority of the outstanding interests in two years and to acquire the remaining interests in Oak Ridge in 12 years. PIMUSA is the direct parent of Pioneer.

     If consummated, the Acquisition will cause the existing subadvisory agreements to terminate, requiring shareholder approval of new subadvisory agreements. The Acquisition is not expected to result in any change in the operations or personnel of Oak Ridge, except as noted below under "Information concerning Oak Ridge," or in the services Oak Ridge provides to the funds. In addition, the Acquisition will not increase the management fee rates payable by either fund.

     This joint proxy statement and the enclosed proxy card are being mailed to shareholders of each fund on or about November 30, 2004. Each fund will furnish without charge a copy of its most recent annual report and any more recent semiannual report to any shareholder upon request. Shareholders who want to obtain a copy of their fund's reports should direct all written requests to the attention of their fund, at the address listed above, or should call Pioneer Investment Management Shareholder Services, Inc. ("PIMSS"), the funds' shareholder servicing agent, at 1-800-622-3265.

                             WHO IS ELIGIBLE TO VOTE

     Shareholders of record of each fund as of the close of business on November 17, 2004 (the "record date") are entitled to vote on all of the fund's business at the joint special shareholder meeting and any adjournments thereof. Each share is entitled to one vote. Shares represented by properly executed proxies, unless revoked before or at the meeting, will be voted according to shareholders' instructions. If you sign a proxy, but do not fill in a vote, your shares will be voted in favor of the proposal for your fund. If any other business comes before the joint special shareholder meeting, your shares will be voted at the discretion of the persons named as proxies.

                                PROPOSALS 1 & 2

                    APPROVAL OF NEW SUBADVISORY AGREEMENTS

Summary
     Pioneer has served as investment adviser and Oak Ridge as investment subadviser to each fund since it commenced investment operations on February 13, 2004. Prior to that date, Oak Ridge served as investment adviser of the predecessor to each fund.

     PIMUSA, the parent company of Pioneer, intends to acquire a 49% ownership interest in Oak Ridge (as defined above, the "Acquisition"). PIMUSA's acquisition of a 49% interest in Oak Ridge will constitute an "assignment" (as defined in the Investment Company Act of 1940 (the "1940 Act")) of each fund's current subadvisory agreement with Oak Ridge (each, an "existing subadvisory agreement"). As required by the 1940 Act, each existing subadvisory agreement provides for its automatic termination in the event of an assignment. Accordingly, the existing subadvisory agreements will terminate upon the consummation of the Acquisition, and the new subadvisory agreements are being proposed to enable Oak Ridge to continue to serve as subadviser to the funds.

     At a meeting of the board of trustees of the Trust held on July 8, 2004, the trustees, including all of the trustees who are not "interested persons" (as that term is defined in the 1940 Act) of the Trust, Pioneer or Oak Ridge (collectively, the "independent trustees"), unanimously approved as in the best interest of shareholders and voted to recommend that the shareholders of each fund approve a proposal to adopt a new subadvisory agreement with Oak Ridge (each, a "proposed subadvisory agreement") effective upon consummation of the Acquisition.

     Except as noted below under "Information concerning Oak Ridge," no change in the operations or personnel of Oak Ridge, including the portfolio manager for each fund, is expected to result from the Acquisition.

Information concerning PIMUSA and Pioneer
     PIMUSA is a Delaware corporation with its principal place of business at 60 State Street, Boston, Massachusetts 02109. PIMUSA is a wholly owned subsidiary of Pioneer

Global Asset Management S.p.A., which is organized under the laws of the Republic of Italy ("PGAM"). PGAM is a wholly owned subsidiary of Unicredito Italiano S.p.A., which is organized under the laws of the Republic of Italy ("UniCredito"). UniCredito, one of the largest banking groups in Italy, oversees an asset management group providing investment management and financial services to mutual funds, institutional accounts and other clients. PGAM is the global holding company of UniCredito's asset management businesses. As October 31, 2004, assets under management were approximately $159 billion worldwide, including over $36 billion in assets under management by Pioneer.


     Pioneer serves as the investment adviser to each fund. Affiliates of Pioneer, PIMSS and Pioneer Funds Distributor, Inc. ("PFD"), serve as the shareholder servicing agent and principal underwriter, respectively, for each fund. Each of Pioneer's, PIMSS's and PFD's principal place of business is 60 State Street, Boston, Massachusetts 02109.

Terms of the acquisition agreement
     Upon consummation of the Acquisition, PIMUSA will acquire a 49% ownership interest in Oak Ridge from the existing members of Oak Ridge. Certain of the existing members and other employees of Oak Ridge will own the remaining 51% of Oak Ridge. As part of the Acquisition, PIMUSA also will obtain the right to purchase from the existing members of Oak Ridge (i) an additional 11% ownership interest in Oak Ridge two years from the date on which the Acquisition is consummated, and (ii) the remaining ownership interest 12 years from the date on which the Acquisition is consummated. Consequently, the Acquisition provides PIMUSA the right to own 100% of Oak Ridge over time.


     The Acquisition is expected to occur on December 31, 2004, provided that a number of conditions set forth in the acquisition agreement between PIMUSA and Oak Ridge (the "Acquisition Agreement") are met or waived. These conditions include the approval by shareholders of the proposed subadvisory agreement for each fund and another Pioneer fund, consent from Oak Ridge's managed account clients (including the funds) constituting, by market value, at least $1.2 billion in assets under management, and obtaining any necessary regulatory approvals (including from the Bank of Italy).


     No change in either fund's portfolio managers is anticipated to occur as a result of the Acquisition. In addition, no change in the operations of Oak Ridge or in the services Oak Ridge provides to the funds is expected to occur as a result of the Acquisition. Except as noted below under "Information concerning Oak Ridge," no change in the personnel of Oak Ridge is expected to occur in connection with the Acquisition. However, PIMUSA's purchase of 49% of Oak Ridge is not conditioned upon the continued employment of any Oak Ridge personnel, and there can be no assurance that any particular Oak Ridge employee will choose to remain employed by Oak Ridge.

Anticipated benefits of the Acquisition
     While no change in the management of the funds is currently planned, the affiliation of Oak Ridge with a significantly larger asset management group may benefit the funds by enhancing Oak Ridge's investment advisory capabilities, including the subadvisory services provided to the funds. Oak Ridge will have access to UniCredito's resources and the security of being part of a larger, financially stronger company, which may enhance Oak Ridge's ability to attract and retain highly qualified staff members.

Information concerning Oak Ridge


     Oak Ridge is a growth investment management firm that serves as investment adviser to individual and institutional clients. Oak Ridge, including its affiliated broker-dealer, Oak Ridge Investments, Inc., has been in the investment management business since September 1989. As of October 31, 2004, assets under management were approximately $1.582 billion. Oak Ridge is currently located at 10 South LaSalle Street, Suite 1250, Chicago, Illinois 60603. Oak Ridge is owned 100% by its employees and is controlled by its founders, David Klaskin and Samuel Wegbreit. Mr. Wegbreit will not be affiliated with Oak Ridge following the Acquisition but will be available to Oak Ridge for consulting during the first year following the Acquisition at Oak Ridge's expense. Information regarding Oak Ridge, its principal executive officer and directors, and its other investment company clients is included in Exhibit B to this proxy statement.


Terms of the proposed and existing subadvisory agreements

     The terms of each fund's proposed subadvisory agreement are substantially identical to the terms of the fund's existing subadvisory agreement, except for the dates of execution, effectiveness and termination, and any provisions regarding interim subadvisory agreements discussed below. The stated subadvisory fees to be paid by Pioneer to Oak Ridge are identical under the proposed subadvisory agreements and the existing subadvisory agreements. All the terms described below with respect to each fund's proposed subadvisory agreement are contained in the fund's existing subadvisory agreement. The following summary of the terms of all of the material terms of the proposed subadvisory agreements, which summary is qualified by reference to the representative form of proposed subadvisory agreement attached to this proxy statement as Exhibit A. Because the proposed subadvisory agreements are substantially similar except for the subadvisory fee rates, only one representative form of proposed subadvisory agreement for these funds is included as Exhibit A.

     The existing subadvisory agreements were most recently submitted to the initial shareholder of each fund for approval on February 13, 2004, in connection with the commencement of the fund's operation as successor to a predecessor fund. The purpose for that submission was to initially approve each agreement.


     Services. Under each proposed subadvisory agreement, Oak Ridge will, subject to the supervision of Pioneer and the board of trustees of the Trust, regularly provide each fund with investment research, advice and supervision and shall furnish continuously an investment program for each fund, consistent with the investment objective and policies of each fund. Oak Ridge will also provide assistance to Pioneer with respect to the voting of proxies for each fund as Pioneer may request. Oak Ridge shall maintain certain books and records with respect to each fund's securities transactions and will cooperate with and provide reasonable assistance to Pioneer, each fund, and each fund's other agents and representatives with respect to requests for information and preparation of regulatory filings and reports. Oak Ridge will bear its own costs of providing services under each subadvisory agreement. See "Brokerage practices."

     Compensation. Pioneer will pay Oak Ridge a monthly fee equal on an annual basis to the following percentages of the average daily net assets of each fund:


  Pioneer Oak Ridge Small Cap Growth Fund Assets                            Rate
  ----------------------------------------------                            ----
  First $250 Million ....................................................   0.50%
  Greater than $250 Million and less than or equal to $500 Million ......   0.45%
  Greater than $500 Million and less than or equal to $750 Million ......   0.40%
  Greater than $750 Million .............................................   0.35%

  Pioneer Oak Ridge Large Cap Growth Fund Assets                            Rate
  ----------------------------------------------                            ----
  First $250 Million ....................................................   0.45%
  Greater than $250 Million and less than or equal to $500 Million ......   0.40%
  Greater than $500 Million and less than or equal to $750 Million ......   0.35%
  Greater than $750 Million..............................................   0.30%

     Limitation of Liability. Each proposed subadvisory agreement provides that Oak Ridge shall not be liable to Pioneer or the fund for any losses, claims, damages, liabilities or litigation incurred or suffered by Pioneer or the fund as a result of any error of judgment or mistake of law by Oak Ridge with respect to the fund, except that Oak Ridge shall be liable for and shall indemnify Pioneer and the fund against any loss arising out of or based on (i) Oak Ridge being in violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in the fund's prospectus or statement of additional information or any written guidelines or instructions provided in writing to Oak Ridge by the trustees of the Trust or Pioneer, (ii) the fund's failure to satisfy the diversification or source of income requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, by reason of an act or omission of Oak Ridge, unless acting at the direction of Pioneer, (iii) Oak Ridge's willful misfeasance, bad faith or gross negligence generally in the performance of its duties under the proposed subadvisory agreement or its reckless disregard of its obligations and duties under the proposed subadvisory agreement, or (iv) the fund being in violation of any applicable federal or state law, rule or regulation or any written guidelines or instructions provided in writing to Oak Ridge by the trustees of the Trust or Pioneer by reason of any action or inaction by Oak Ridge.

     Term, Termination. Each proposed subadvisory agreement shall remain in force provided its continuance is approved prior to December 31, 2005 by a majority of the independent trustees and by either (i) a majority vote of the board of trustees or (ii) the affirmative vote of a majority of the outstanding voting securities of the fund. Each proposed subadvisory agreement may be terminated at any time on not more than sixty (60) days' nor less than thirty
(30) days' written notice without penalty by (a) Pioneer, (b) the Trust's board of trustees, (c) a majority of the fund's outstanding voting securities, as defined in the 1940 Act, or (d) Oak Ridge. Each proposed subadvisory agreement shall automatically terminate in the event of its assignment or upon termination of the investment advisory agreement between the fund and Pioneer.

Brokerage practices


     All orders for the purchase or sale of portfolio securities are placed on behalf of the funds by Oak Ridge pursuant to authority contained in the subadvisory agreements. Oak Ridge seeks to obtain the best execution on portfolio trades. The price of securities and any commission rate paid are always factors, but frequently not the only factors, in judging best execution. In selecting brokers or dealers, Oak Ridge considers various relevant factors, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability and financial condition of the dealer; the dealer's execution services rendered on a continuing basis; and the reasonableness of any dealer spreads. Transactions in non-U.S. equity securities may be executed by broker-dealers in non-U.S. countries in which commission rates may not be negotiable (as such rates are in the U.S.).

     Section 28(e) of the Securities Exchange Act of 1934, as amended, permits an investment advisor, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (i) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities and the availability of securities or purchasers or sellers of securities; (ii) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and (iii) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). These transactions with broker-dealers are often referred to as "soft-dollar" transactions; and the commissions paid for execution and services are often referred to as "soft-dollar" commissions.

     In selecting brokers or dealers, Oak Ridge considers investment and market information and other research, such as economic, securities and performance measurement research provided by such brokers or dealers and the quality and reliability of brokerage services, including execution capability, performance and financial responsibility. Accordingly, the commissions charged by any such broker or dealer may be greater than the amount another firm might charge if Oak Ridge determines in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker or dealer to the funds. Oak Ridge believes that the research information received in this manner provides the funds with benefits by supplementing the research otherwise available to it. Such higher commissions will not, however, be paid by the funds unless (i) Oak Ridge determines in good faith that the amount is reasonable in relation to the services in terms of the particular transaction or in terms of Oak Ridge's overall responsibilities with respect to the accounts, including the funds, as to which it exercises investment discretion; (ii) such payment is made in compliance with the provisions of Section 28(e) and other applicable state and federal laws; and (iii) in the opinion of Oak Ridge, the total commissions paid by the applicable fund is reasonable in relation to the benefits to the fund over the long-term. In addition, such higher commissions will not be paid by the funds with respect to portfolio transactions in which any broker affiliated with Oak Ridge is serving as broker to the funds.

     Oak Ridge places portfolio transactions for other advisory accounts in addition to the funds. Research services furnished by firms through which the funds effect securities transactions may be used by Oak Ridge in servicing all of its accounts; that is, not all of such services may be used by Oak Ridge in connection with the funds. Oak Ridge believes it is not possible to measure separately the benefits from research services to each of the accounts (including the funds) managed by it. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker or dealer paid by each account for brokerage and research services will vary. However, Oak Ridge believes such costs to the funds will not be disproportionate to the benefits received by the funds on a continuing basis. Oak Ridge seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the funds and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the fund. There can be no assurance that a particular purchase or sale opportunity will be allocated to either fund. In making such allocations between the funds and other advisory accounts, the main factors considered by Oak Ridge are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held.

     The Pioneer funds have entered into third-party brokerage and/or expense offset arrangements to reduce the funds' total operating expenses. Pursuant to third-party brokerage arrangements, certain of the funds that invest primarily in U.S. equity securities may incur lower custody fees by directing brokerage to third-party broker-dealers. Pursuant to expense offset arrangements, the funds incur lower transfer agency expenses by maintaining their cash balances with the custodian.

Similar funds

     Oak Ridge serves as the investment subadviser to the funds and to another Pioneer Fund, the Pioneer Oak Ridge Large Cap Growth VCT Portfolio ("VCT Portfolio"), which is primarily offered through variable annuity products. The VCT Portfolio pays Pioneer a management fee of 0.75% of the portfolio's average daily net assets up to $1 billion and 0.70% on assets over $1 billion and, as of October 31, 2004, had net assets of $2,959,823. The fee is normally computed daily and paid monthly. Pioneer, and not the portfolio, pays a portion of the fee it receives from the portfolio to Oak Ridge as compensation for Oak Ridge's subadvisory services to the portfolio. Pioneer has agreed not to impose all or a portion of its management fee and, if necessary, to limit other ordinary operating expenses to the extent required to reduce Class II expenses of the VCT Portfolio to 0.95% of the average daily net assets attributable to Class II shares.


Factors considered by the trustees
     The trustees of the Trust determined that the terms of the proposed subadvisory agreement is fair and reasonable and that approval of the proposed subadvisory agreement on behalf of the portfolio is in the best interest of the respective fund and its shareholders. In evaluating the proposed subadvisory agreements the trustees reviewed materials furnished by Pioneer and Oak Ridge, including information regarding Oak Ridge, its personnel, operations and financial condition and the services to be provided by Pioneer and Oak Ridge.


     The trustees specifically considered the following as relevant to their recommendations: (1) the nature and quality of the services provided by Oak Ridge to the funds to date; (2) the investment performance of the funds since their inception in 2004 and Oak Ridge in managing similar accounts including: the favorable history, reputation, qualification and background of Oak Ridge, as well as the qualifications of its personnel and its financial condition; (3) that no change in the operations of Oak Ridge is expected as a result of the Acquisition, including no change in the portfolio managers for each fund; (4) the fact that the compensation paid to Pioneer was determined to be fair and reasonable, and Pioneer will pay the compensation of Oak Ridge and the management fee paid by the funds will not be affected by the Acquisition; (5) the potential benefits to the funds that may be realized from Oak Ridge as a result of its affiliation with PGAM; and (6) other factors deemed relevant by the trustees. The trustees relied upon comparisons of the services to be rendered and the amounts to be paid under the subadvisory agreement with those under other investment advisory arrangements with Oak Ridge and other investment advisers.

     Due to Oak Ridge's capacity as a subadviser whose services are supervised by Pioneer and whose compensation is the responsibility of Pioneer, the trustees either did not consider, or considered as less relevant to their analysis, the following factors: (1) the costs of the services to be provided and profits to be realized by Oak Ridge and its affiliates from the relationship with the funds; (2) the extent to which economies of scale would be realized as the funds grow; and (3) whether fee levels reflect these economies of scale for the benefit of the funds' shareholders.


Trustees' recommendation

     At a meeting of the board of trustees for the fund held on July 8, 2004, the trustees, including all of the independent trustees, unanimously approved as in the best interest of shareholders and voted to recommend that the shareholders of each fund approve, a proposal to adopt a subavisory agreement with Oak Ridge. Based on their evaluation of the materials presented and assisted by the advice of independent counsel, the trustees at the meeting, including all of the independent trustees, Oak Ridge, Pioneer or UniCredito, unanimously concluded that the terms of each proposed subadvisory agreement are reasonable, fair and in the best interest of the respective fund and its shareholders and that the fees provided therein are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality. The trustees, by a unanimous vote cast at the meeting, approved and voted to recommend to the shareholders of each fund that they approve the proposed subadvisory agreement. The board of trustees approved and recommended such actions with respect to both the initial acquisition of a 49% interest in Oak Ridge and the rights to acquire, in two years and twelve years, respectively, from the closing of the Acquisition, a further 11% interest and all of the remaining interests in Oak Ridge.

     If the shareholders of a fund do not approve the proposed subadvisory agreement with respect to their fund and the Acquisition is consummated, the trustees of the Trust would consider what further action to take consistent with their fiduciary duties to the fund. Such actions may include re-solicitation of shareholders with respect to this proposal or having Pioneer manage the funds without the use of a subadviser.

Required vote

     As provided under the 1940 Act, approval of each proposed subadvisory agreement requires the vote of a majority of the outstanding voting securities of the applicable fund. In accordance with the 1940 Act, a "majority of the outstanding voting securities" of a fund means the lesser of (1) 67% or more of the shares of the fund present at a shareholder meeting if the owners of more than 50% of the shares of the fund then outstanding are present in person or by proxy, or (2) more than 50% of the outstanding shares of the fund entitled to vote at the shareholder meeting.


     However, in addition to the legal requirement under the 1940 Act, the consummation of the Acquisition is conditioned upon the satisfaction or waiver of several requirements in addition to the approval by shareholders of the proposed subadvisory agreement for each fund, including consent from Oak Ridge's managed account clients (including the funds) constituting, by market value, at least $1.2 billion in assets under management, and obtaining any necessary regulatory approvals (including from the Bank of Italy).


Recommendation


     For the reasons set forth above, the trustees unanimously recommend that shareholders of each fund vote in favor of the proposal to approve the proposed subadvisory agreement.


                       INFORMATION CONCERNING THE MEETING

Outstanding shares and quorum

     As of the record date, the following number of shares of beneficial interest of each fund were outstanding:

                       Pioneer Oak Ridge         Pioneer Oak Ridge
                     Small Cap Growth Fund     Large Cap Growth Fund
                    -----------------------   ----------------------
Class A .........   2,423,497.359               2,796,935.366
Class B .........     247,791.165                 314,856.887
Class C .........     867,141.452               1,069,576,823
Class R .........     -----------                  12,439.778
Class Y .........     -----------               2,414,249.790


     Only shareholders of record as of the record date are entitled to notice of and to vote at the meeting. One-third of the outstanding shares of the fund that are entitled to vote will be considered a quorum for the transaction of business by the fund.

Ownership of shares of the funds


     To the knowledge of the Trust, as of October 31, 2004, the following persons owned of record or beneficially 5% or more of the outstanding Class A, Class B, Class C, Class R and Class Y shares of the funds:


Pioneer Oak Ridge Small Cap Growth Fund


                                              No. and class       Percentage
Name and address                             of shares owned     of class (%)
-------------------------------------------------------------------------------
Merrill Lynch, Pierce, Fenner and Smith         Class A              11.47
For the Sole Benefit of Its Customers         227,639.591
Mutual Fund Administration
4800 Deer Lake Drive East
2nd Floor
Jacksonville, FL 32246-6484

Merrill Lynch, Pierce, Fenner and Smith         Class B              23.85
For the Sole Benefit of Its Customers         38,803.214
Mutual Fund Administration
4800 Deer Lake Drive East
2nd Floor
Jacksonville, FL 32246-6484

Merrill Lynch, Pierce, Fenner and Smith         Class C              45.90
For the Sole Benefit of Its Customers        291,974.803
Mutual Fund Administration
4800 Deer Lake Drive East
2nd Floor
Jacksonville, FL 32246-6484


Pioneer Oak Ridge Large Cap Growth Fund


                                              No. and class       Percentage
Name and address                             of shares owned     of class (%)
-------------------------------------------------------------------------------
Merrill Lynch, Pierce, Fenner and Smith         Class A              11.54
For the Sole Benefit of Its Customers        287,889.209
Mutual Fund Administration
4800 Deer Lake Drive East
2nd Floor
Jacksonville, FL 32246-6484

Merrill Lynch, Pierce, Fenner and Smith         Class B              16.78
For the Sole Benefit of Its Customers         44,214.536
Mutual Fund Administration
4800 Deer Lake Drive East
2nd Floor
Jacksonville, FL 32246-6484

                                              No. and class       Percentage
Name and address                             of shares owned     of class (%)
-------------------------------------------------------------------------------
Merrill Lynch, Pierce, Fenner and Smith         Class C              45.40
For the Sole Benefit of Its Customers         372,897.345
Mutual Fund Administration
4800 Deer Lake Drive East
2nd Floor
Jacksonville, FL 32246-6484

MCB Trust Services                              Class R              99.32
Custodian FBO                                 12,351.467
Temple Inc 401K Plan
700 17th Street, Suite 300
Denver, CO 80202-3531

First Command Bank                              Class Y              98.11
Attn: Trust Department                      2,218,582.462
P.O. Box 901075
Fort Worth, TX 76101-2075


Shareholder proposals
     Neither fund is required to hold annual meetings of shareholders and does not currently intend to hold an annual meeting of shareholders in 2004 or 2005. Any shareholder proposal intended to be presented at the next meeting of shareholders of either fund, whenever held, must be received at the Trust's offices, 60 State Street, Boston, Massachusetts 02109, at a reasonable time prior to the trustees' solicitation of proxies for the meeting. The submission by a shareholder of a proposal for inclusion in a proxy statement does not guarantee that it will be included. Shareholder proposals are subject to certain regulations under the federal securities laws.

Shares held in retirement plans

     The trustee or custodian of certain retirement plans is required to vote any unvoted fund shares held in such plans in proportion to the percentages voted by shareholders in person or by proxy.

Proxies, quorum and voting at the meeting

     Any shareholder who has given his or her proxy to someone has the power to revoke that proxy at any time prior to its exercise by executing a superseding proxy or by submitting a notice of revocation to the secretary of the Trust on behalf of a fund. In addition, although mere attendance at the shareholder meeting will not revoke a proxy, a shareholder present at the shareholder meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies received in time for the shareholder meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given, the persons named as proxies will vote the shares represented thereby in favor of the proposals described above and will use their best judgment in connection with the transaction of such other business as may properly come before the shareholder meeting or any adjournment or postponement thereof.

     With respect to the proposals, all classes of shares of each fund vote as a single class. One-third of the outstanding shares of each fund that are entitled to vote, present in person or represented by proxy, constitutes a quorum for the transaction of business with respect to the proposal; however, since each proposal must be approved by a "majority of the outstanding voting securities", as defined in the 1940 Act, at least 50% of the outstanding shares must be present in person or by proxy at the meeting to approve the proposals. In the event that at the time any session of the shareholder meeting is called to order, a quorum is not present in person or by proxy, the persons named as proxies may vote those proxies that have been received to adjourn the shareholder meeting to a later date. In the event that a quorum is present but sufficient votes in favor of any of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the shareholder meeting to permit further solicitation of proxies with respect to such proposal. Any such adjournment will require the affirmative vote of more than one-half of the shares of the applicable fund present in person or by proxy at the session of the shareholder meeting to be adjourned. The persons named as proxies will vote those proxies that they are entitled to vote in favor of the proposal in favor of such an adjournment and will vote those proxies required to be voted against the proposal against any such adjournment. A shareholder vote may be taken on any proposal in the proxy statement prior to such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate. Such vote will be considered final regardless of whether the meeting is adjourned to permit additional solicitation with respect to any other proposal.

     Shares of the fund represented in person or by proxy, including shares that abstain or do not vote with respect to the proposal, will be counted for purposes of determining whether there is a quorum at the shareholder meeting. Accordingly, an abstention from voting has the same effect as a vote against the proposal. If a broker or nominee holding shares in "street name" indicates on the proxy card that it does not have discretionary authority to vote on the proposal, those shares will not be considered present and entitled to vote on that proposal. Thus, a "broker non-vote" has no effect on the voting in determining whether the proposal has been adopted by 67% or more of the fund's shares present at the shareholder meeting, if more than 50% of the outstanding shares (excluding the "broker non-votes") of the fund are present or represented. For purposes of determining whether the proposal has been adopted by more than 50% of the outstanding shares of the fund, a "broker non-vote" has the same effect as a vote against that proposal because shares represented by a "broker non-vote" are considered to be outstanding shares.

     The special shareholder meeting is scheduled as a joint meeting of the funds' shareholders because the shareholders of each fund are expected to consider and vote on substantially similar matters. The board of trustees on behalf of each fund has determined that the use of a joint proxy statement is in the best interest of the shareholders of each fund. In the event that a shareholder of either fund present at the shareholder meeting objects to the holding of a joint meeting and moves for an adjournment of the meeting of such fund to a time immediately after the shareholder meeting so that such fund's meeting may be held separately, the persons named as proxies will vote in favor of the adjournment. Shareholders of each fund will vote separately on each proposal relating to their fund.

Householding
     If you have previously given the fund permission to do so, the fund may send a single proxy statement to your residence for you and any other member of your household who has an account with the fund. If you wish to revoke your consent to this practice, you may do so by notifying your fund, by phone or in writing by using the telephone number and address on page 1 of the proxy. The fund will begin mailing separate proxy statements, prospectuses and shareholder reports to you within 30 days after receiving your notice.

Other business
     While the shareholder meeting has been called to transact any business that may properly come before it, the only matters that the trustees intend to present are those matters stated in the attached notice of joint special meeting of shareholders. However, if any additional matters properly come before the shareholder meeting, and on all matters incidental to the conduct of the meeting, the persons named in the enclosed proxy intend to vote the proxy in accordance with their judgment on such matters unless instructed to the contrary.

Method of solicitation and expenses
     The cost of preparing, assembling and mailing this proxy statement, the attached notice of joint special meeting of shareholders and the accompanying proxy card will be borne by Pioneer. In addition to soliciting proxies by mail, Pioneer may, at its expense, have one or more of the Trust's officers, representatives or compensated third-party agents, including Pioneer, Oak Ridge, PIMSS and PFD aid in the solicitation of proxies by personal interview or telephone and telegraph and may request brokerage houses and other custodians, nominees and fiduciaries to forward proxy soliciting material to the beneficial owners of the shares held of record by such persons.


     Each fund may also arrange to have votes recorded by telephone, the Internet or other electronic means. The voting procedures used in connection with such voting methods are designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded. If these procedures were subject to a successful legal challenge, such votes would not be counted at the shareholder meeting. Neither fund is aware of any such challenge at this time. In the case of telephone voting, shareholders would be called at the telephone number PIMSS has in its records for their accounts, and would be asked for their Social Security number or other identifying information. The shareholders would then be given an opportunity to authorize proxies to vote their shares at the meeting in accordance with their instructions. In the case of automated telephone and Internet voting, shareholders would be required to provide their Social Security number or other identifying information and would receive a confirmation of their instructions.


     Persons holding shares as nominees will be reimbursed by Pioneer, upon request, for the reasonable expenses of mailing soliciting materials to the principals of the accounts.


November 30, 2004

                                    EXHIBIT A
              FORM OF PROPOSED SUBADVISORY AGREEMENT FOR EACH FUND


     SUB-ADVISER AGREEMENT made as of this 31st day of December, 2004 by and between PIONEER INVESTMENT MANAGEMENT, INC., a Delaware corporation and a member of the UniCredito Italiano banking group, register of banking groups with its principal place of business at 60 State Street, Boston, Massachusetts 02109 (the "Adviser"), and OAK RIDGE INVESTMENTS, LLC, an Illinois limited liability company with its principal place of business at 10 South LaSalle Street, Suite 1050, Chicago, Illinois 60603 ("Sub-Adviser").


                               W I T N E S S E T H

     WHEREAS, pursuant to authority granted to the Adviser by the Board of Trustees (the "Board") of [PIONEER OAK RIDGE LARGE CAP GROWTH FUND] [PIONEER OAK RIDGE SMALL CAP GROWTH FUND] (the "Fund") and pursuant to the provisions of the Management Agreement dated as of February 13, 2004 between the Adviser and the Fund (the "Management Agreement"), the Adviser has selected the Sub-Adviser to act as a sub-investment adviser of the Fund and to provide certain other services, as more fully set forth below, and to perform such services under the terms and conditions hereinafter set forth;

     NOW, THEREFORE, in consideration of the mutual covenants and benefits set forth herein, the Adviser and the Sub-Adviser do hereby agree as follows:

    1.  The Sub-Adviser's Services.


         (a) Investment Services. The Sub-Adviser shall act as sub-investment adviser with respect to the Fund. In such capacity, the Sub-Adviser shall, subject to the supervision of the Adviser and the Board, regularly provide the Fund with investment research, advice and supervision and shall furnish continuously an investment program for the Fund, consistent with the investment objectives and policies of the Fund. The Sub-Adviser shall determine, from time to time, what securities shall be purchased for the Fund, what securities shall be held or sold by the Fund and what portion of the Fund's assets shall be held uninvested in cash, subject always to the provisions of the Fund's Certificate of Trust, Agreement and Declaration of Trust, By-Laws and its registration statement on Form N-1A (the "Registration Statement") under the Investment Company Act of 1940, as amended (the "1940 Act"), and under the Securities Act of 1933, as amended (the "1933 Act"), covering the Fund's shares, as filed with the Securities and Exchange Commission (the "Commission"), and to the investment objectives, policies and restrictions of the Fund, as each of the same shall be from time to time in effect. To carry out such obligations, the Sub-Adviser shall exercise full discretion and act for the Fund in the same manner and with the same force and effect as the Fund itself might or could do with respect to purchases, sales or other transactions, as well as with respect to all other such things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions. Notwithstanding the foregoing, the Sub-Adviser shall, upon written instructions from the Adviser, effect such portfolio transactions for the Fund as the Adviser may from time to time direct. No reference in this Agreement to the Sub-Adviser having full discretionary authority over the Fund's investments shall in any way limit the right of the Adviser, in its sole discretion, to establish or revise policies in connection with the management of the Fund's assets or to otherwise exercise its right to control the overall management of this Fund's assets.

         (b) Compliance. The Sub-Adviser agrees to comply with the requirements of the 1940 Act, the Investment Advisers Act of 1940 (the "Advisers Act"), the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Commodity Exchange Act and the respective rules and regulations thereunder, as applicable, as well as with all other applicable federal and state laws, rules, regulations and case law that relate to the services and relationships described hereunder and to the conduct of its business as a registered investment adviser. The Sub-Adviser also agrees to comply with the objectives, policies and restrictions set forth in the Registration Statement, as amended or supplemented, of the Fund, and with any policies, guidelines, instructions and procedures approved by the Board or the Adviser and provided to the Sub-Adviser. In selecting the Fund's portfolio securities and performing the Sub-Adviser's obligations hereunder, the Sub-Adviser shall cause the Fund to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company. The Sub-Adviser shall maintain compliance procedures for the Fund that it reasonably believes are adequate to ensure the Fund's compliance with the foregoing. The Sub-Adviser shall also maintain compliance procedures that it reasonably believes are adequate to ensure its compliance with the Advisers Act. No supervisory activity undertaken by the Adviser shall limit the Sub-Adviser's full responsibility for any of the foregoing.

         (c) Proxy Voting. The Board has the authority to determine how proxies with respect to securities that are held by the Fund shall be voted, and the Board has initially determined to delegate the authority and responsibility to vote proxies for the Fund's securities to the Adviser. So long as proxy voting authority for the Fund has been delegated to the Adviser, the Sub-Adviser shall provide such assistance to the Adviser with respect to the voting of proxies for the Fund as the Adviser may from time to time reasonably request, and the Sub-Adviser shall promptly forward to the Adviser any information or documents necessary for the Adviser to exercise its proxy voting responsibilities. The Sub-Adviser shall not vote proxies with respect to the securities held by the Fund unless and until the Board or the Adviser delegates such authority and responsibility to the Sub-Adviser or otherwise instructs the Sub-Adviser to do so in writing, whereupon the Sub-Adviser shall carry out such responsibility in accordance with the Fund's Proxy Voting Policies and any instructions that the Board or the Adviser shall provide from time to time and shall provide such reports and keep such records relating to proxy voting as the Board or the Adviser may reasonably request or as may be necessary for the Fund to comply with the 1940 Act and other applicable law. Any such delegation of proxy voting responsibility to the Sub-Adviser may be revoked or modified by the Board or the Adviser at any time.

         (d) Recordkeeping. The Sub-Adviser shall not be responsible for the provision of administrative, bookkeeping or accounting services to the Fund, except as otherwise provided herein or as may be necessary for the Sub-Adviser to supply to the Adviser, the Fund or its Board the information required to be supplied under this Agreement.

              The Sub-Adviser shall maintain separate books and detailed records of all matters pertaining to the Fund's assets advised by the Sub-Adviser required by Rule 3la-1 under the 1940 Act (other than those records being maintained by the Adviser, custodian or transfer agent appointed by the Fund) relating to its responsibilities provided hereunder with respect to the Fund, and shall preserve such records for the periods and in a manner prescribed therefore by Rule 3la-2 under the 1940 Act (the "Fund's Books and Records"). The Fund's Books and Records shall be available to the Adviser and the Board at any time upon request, shall be delivered to the Fund upon the termination of this Agreement and shall be available for telecopying without delay during any day the Fund is open for business.

         (e) Holdings Information and Pricing. The Sub-Adviser shall keep the Fund and the Adviser informed of developments materially affecting the Fund's holdings, and shall, on its own initiative, furnish the Fund and the Adviser from time to time with whatever information the Sub-Adviser believes is appropriate for this purpose. The Sub-Adviser agrees to immediately notify the Adviser if the Sub-Adviser believes that the market value of any security held by the Fund is not an appropriate fair value and provide pricing information to the Adviser and/or the Fund's pricing agent as may be necessary to make determinations of the fair value of certain portfolio securities when market quotations are not readily available or such information is otherwise required in accordance with the 1940 Act and the Fund's valuation procedures for the purpose of calculating the Fund's net asset value in accordance with procedures and methods established by the Board.

         (f) Cooperation with Agents of the Adviser and the Fund. The Sub-Adviser agrees to cooperate with and provide reasonable assistance to the Adviser, the Fund, the Fund's custodian and foreign sub-custodians, the Fund's pricing agents and all other agents and representatives of the Fund and the Adviser, such information with respect to the Fund as they may reasonably request from time to time in the performance of their obligations, provide prompt responses to reasonable requests made by such persons and establish appropriate interfaces with each so as to promote the efficient exchange of information and compliance with applicable laws and regulations.

    2. Code of Ethics. The Sub-Adviser has adopted a written code of ethics that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act, which it will provide to the Adviser and the Fund. The Sub-Adviser shall ensure that its Access Persons (as defined in the Sub-Adviser's Code of Ethics) comply in all respects with the Sub-Adviser's Code of Ethics, as in effect from time to time. Upon request, the Sub-Adviser shall provide the Fund with a (i) a copy of the Sub-Adviser's current Code of Ethics, as in effect from time to time, and (ii) certification that it has adopted procedures reasonably necessary to prevent Access Persons from engaging in any conduct prohibited by the Sub-Adviser's Code of Ethics. Annually, the Sub-Adviser shall furnish a written report, which complies with the requirements of Rule 17j-1, concerning the Sub-Adviser's Code of Ethics to the Fund and the Adviser. The Sub-Adviser shall respond to requests for information from the Adviser as to violations of the Code by Access Persons and the sanctions imposed by the Sub-Adviser. The Sub-Adviser shall immediately notify the Adviser of any material violation of the Code, whether or not such violation relates to any security held by the Fund.

    3. Information and Reporting. The Sub-Adviser shall keep the Fund and the Adviser informed of developments relating to its duties as Sub-Adviser of which the Sub-Adviser has, or should have, knowledge that materially affect the Fund. In this regard, the Sub-Adviser shall provide the Fund, the Adviser, and their respective officers with such periodic reports concerning the obligations the Sub-Adviser has assumed under this Agreement as the Fund and the Adviser may from time to time reasonably request.

         (a) Notification of Breach / Compliance Reports. The Sub-Adviser shall notify the Adviser immediately upon detection of (i) any failure to manage the Fund in accordance with its investment objectives and policies or any applicable law; or (ii) any breach of any of the Fund's or the Adviser's policies, guidelines or procedures. In addition, the Sub-Adviser shall provide a monthly certification that the Fund is in compliance with its investment objectives and policies, applicable law, including, but not limited to the 1940 Act and Subchapter M of the Code, and the Fund's and the Adviser's policies, guidelines or procedures. The Sub-Adviser acknowledges and agrees that the Adviser may, in its discretion, provide such monthly compliance certifications to the Board. The Sub-Adviser agrees to correct any such failure promptly and to take any action that the Adviser may reasonably request in connection with any such breach. The

             Sub-Adviser shall also provide the officers of the Fund with supporting certifications in connection with such certifications of the Fund's financial statements and disclosure controls pursuant to the Sarbanes-Oxley Act. The Sub-Adviser will promptly notify the Adviser if (i) the Sub-Adviser is served or otherwise receives notice of any action, suit, proceeding, inquiry or investigation, at law or in equity, before or by any court, public board, or body, involving the affairs of the Fund (excluding class action suits in which the Fund is a member of the plaintiff class by reason of the Fund's ownership of shares in the defendant) or the compliance by the Sub-Adviser with the federal or state securities laws or (ii) the controlling stockholder or executive committee of the Sub-Adviser changes, there is otherwise an actual change in control (whether through sale of all or substantially all the assets of the Sub-Adviser or a material change in management of the Sub-Adviser) or an "assignment" (as defined in the 1940 Act) has or is proposed to occur.

         (b) Inspection. Upon request, with at least 24 hours advance notice, the Sub-Adviser agrees to make its records and premises (including the availability of the Sub-Adviser's employees for interviews) to the extent that they relate to the conduct of services provided to the Fund or the Sub-Adviser's conduct of its business as an investment adviser available for compliance audits by the Adviser or the Fund's employees, accountants or counsel; in this regard, the Fund and the Adviser acknowledge that the Sub-Adviser shall have no obligations to make available proprietary information unrelated to the services provided to the Fund or any information related to other clients of the Sub-Adviser, except to the extent necessary for the Adviser to confirm the absence of any conflict of interest and compliance with any laws, rules or regulations in the management of the Fund.

         (c) Board and Filings Information. The Sub-Adviser will also provide the Adviser with any information reasonably requested regarding its management of the Fund required for any meeting of the Board, or for any shareholder report, amended registration statement, proxy statement, or prospectus supplement to be filed by the Fund with the Commission. The Sub-Adviser will make its officers and employees available to meet with the Board from time to time on due notice to review the investments of the Fund in light of current and prospective economic and market conditions and shall furnish to the Board such information as may reasonably be necessary in order for the Board to evaluate this Agreement or any proposed amendments thereto.


         (d) Transaction Information. The Sub-Adviser shall furnish to the Adviser such information concerning portfolio transactions as may be necessary to enable the Adviser to perform such compliance testing on the Fund and the Sub-Adviser's services as the Adviser may, in its sole discretion, determine to be appropriate. The provision of such information by the

             Sub-Adviser in no way relieves the Sub-Adviser of its own responsibilities for ensuring the Fund's compliance.

    4.  Brokerage.

         (a) Principal and Agency Transactions. In connection with purchases or sales of securities for the account of the Fund, neither the Sub-Adviser nor any of its directors, officers, employees or affiliated persons will act as a principal or agent or receive any commission except as permitted by the 1940 Act.

         (b) Placement of Orders. The Sub-Adviser shall arrange for the placing of all orders for the purchase and sale of securities for the Fund's account with brokers or dealers selected by the Sub-Adviser. In the selection of such brokers or dealers and the placing of such orders, the Sub-Adviser is directed at all times to seek for the Fund the most favorable execution and net price available except as described herein. It is also understood that it is desirable for the Fund that the Sub-Adviser have access to supplemental investment and market research and security and economic analyses provided by brokers who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers, as consistent with Section 28(e) of the 1934 Act and any Commission staff interpretations thereof. Therefore, the Sub-Adviser is authorized to place orders for the purchase and sale of securities for the Fund with such brokers, subject to review by the Adviser and the Board from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Sub-Adviser in connection with its or its affiliates' services to other clients. In addition, subject to the Sub-Adviser's obligation to seek the most favorable execution and net price available, the Sub-Adviser may consider the sale of the Fund's shares in selecting brokers and dealers.

         (c) Aggregated Transactions. On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of the Sub-Adviser, the Sub-Adviser may, to the extent permitted by applicable law and regulations, aggregate the order for securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. In such event, allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Sub-Adviser in the manner the Sub-Adviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

         (d) Affiliated Brokers. The Sub-Adviser or any of its affiliates may act as broker in connection with the purchase or sale of securities or other investments for the Fund, subject to: (a) the requirement that the Sub-Adviser seek to obtain best execution and price within the policy guidelines determined by the Board and set forth in the Fund's current prospectus and SAI;
             (b) the provisions of the Investment Company Act, the Advisers Act and the rules of the Commission under such Acts; (c) the provisions of the 1934 Act; and (d) other provisions of applicable law. These brokerage services are not within the scope of the duties of the Sub-Adviser under this Agreement. Subject to the requirements of applicable law and any procedures adopted by the Board, the Sub-Adviser or its affiliates may receive brokerage commissions, fees or other remuneration from the Fund for these services in addition to the Sub-Adviser's fees for services under this Agreement.

         (e) Alternative Trading Arrangements. From time to time the Sub-Adviser and the Adviser may agree that the Sub-Advisor will place some or all of the trades for the Fund through the Adviser's trading desk. In such event, the Adviser shall have complete authority to determine the brokers or dealers through which any trade by the Fund is placed through the Advisers trading desk and as to the timing and manner of the execution of any such trade, although the Sub-Adviser may give guidance. In such event, the Adviser shall be responsible for obtaining best execution on behalf of the Fund on trades placed by the Adviser and the Sub-Adviser shall remain responsible for all other compliance issues in connection with the Fund's portfolio transactions, including the appropriate and accurate placement of orders on behalf of the Fund into the Adviser's trading system and confirming the appropriate settlement of the transactions.

    5. Custody. Nothing in this Agreement shall permit the Sub-Adviser to take or receive physical possession of cash, securities or other investments of the Fund.

    6. Allocation of Charges and Expenses. The Sub-Adviser will bear its own costs of providing services hereunder. Other than as herein specifically indicated, the Sub-Adviser shall not be responsible for the Fund's or the Adviser's expenses, including brokerage and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments. Specifically, the Sub-Adviser will not be responsible for expenses of the Fund or the Adviser, as the case may be, including, but not limited to, the following: (i) charges and expenses for accounting, pricing and appraisal services and related overhead, including, to the extent such services are performed by personnel of the Sub-Adviser or its affiliates, office space and facilities, and personnel compensation, training and benefits; (ii) the charges and expenses of auditors;
         (iii) the charges and expenses of any custodian, transfer agent, plan agent, dividend disbursing agent and registrar appointed by the Fund;
         (iv) underwriting commissions and issue and transfer taxes chargeable to the Fund in connection with securities transactions to which the Fund is a party; (v) insurance premiums, interest charges, dues and fees for membership in trade associations and all taxes and corporate fees payable by the Fund to federal, state or other governmental agencies; (vi) fees and expenses involved in registering and maintaining registrations of the Fund's shares with federal regulatory agencies, state or blue sky securities agencies and foreign jurisdictions, including the preparation of prospectuses and statements of additional information for filing with such regulatory authorities; (vii) all expenses of shareholders' and Board meetings and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (viii) charges and expenses of legal counsel to the Fund and the Board; (ix) any distribution fees paid by the Fund in accordance with Rule 12b-1 promulgated by the Commission pursuant to the 1940 Act; (x) compensation and expenses of the Board; (xi) the cost of preparing and printing share certificates;
         (xii) interest on borrowed money, if any; and (xiii) any other expense that the Fund, the Adviser or any other agent of the Fund may incur
         (A) as a result of a change in the law or regulations, (B) as a result of a mandate from the Board with associated costs of a character generally assumed by similarly structured investment companies or (C) that is similar to the expenses listed above, and that is approved by the Board (including a majority of the Independent Trustees) as being an appropriate expense of the Fund. The Fund or the Adviser, as the case may be, shall reimburse the Sub-Adviser for any such expenses or other expenses of the Fund or the Adviser, as may be reasonably incurred by such Sub-Adviser on behalf of the Fund or the Adviser. The Sub-Adviser shall keep and supply to the Fund and the Adviser adequate records of all such expenses.

    7.  Representations, Warranties and Covenants.

         (a) Properly Licensed. The Sub-Adviser is registered as an investment adviser under the Advisers Act, and will remain so registered for the duration of this Agreement. The Sub-Adviser agrees to promptly notify the Adviser of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser to an investment company. The Sub-Adviser is in compliance in all material respects with all applicable federal and state law in connection with its investment management operations.

         (b) ADV Disclosure. The Sub-Adviser has provided the Adviser with a copy of its Form ADV as most recently filed with the SEC and will, promptly after filing any amendment to its Form ADV with the SEC, furnish a copy of such amendments to the Adviser. The information contained in the Sub-Adviser's Form ADV is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

         (c) Fund Disclosure Documents. The Sub-Adviser has reviewed and will in the future review, the Registration Statement, and any amendments or supplements thereto, the annual or semi-annual reports to shareholders, other reports filed with the Commission and any marketing material of the Fund (collectively the "Disclosure Documents") and represents and warrants that with respect to disclosure about the Sub-Adviser, the manner in which the Fund is managed or information relating directly or indirectly to the Sub-Adviser, such Disclosure Documents contain or will contain, as of the date thereof, no untrue statement of any material fact and does not omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading.

         (d) No Statutory Disqualification As An Investment Adviser. The Sub-Adviser is not prohibited by the Advisers Act or the 1940 Act from performing the services contemplated by this Agreement, and to the best knowledge of the Sub-Adviser, there is no proceeding or investigation that is reasonably likely to result in the Sub-Adviser being prohibited from performing the services contemplated by this Agreement.

         (e) Use Of The Name "Oak Ridge". The Sub-Adviser has the right to use the name "Oak Ridge" in connection with its services to the Fund and that the Adviser and the Fund shall have the right to use the name "Oak Ridge" in connection with the management and operation of the Fund and its assets, and that there are no threatened or existing actions, claims, litigation or proceedings that would adversely effect or prejudice the rights of the Sub-Adviser, Adviser or Fund to use the name "Oak Ridge".

         (f) Insurance. The Sub-Adviser shall maintain errors and omissions and fidelity insurance coverage in an amount agreed upon from time to time by the Adviser and the Sub-adviser and from an insurance provider that is in the business of regularly providing insurance coverage to investment advisers. The Sub-Adviser shall provide prior written notice to the Adviser (i) of any material changes in its insurance policies or insurance coverage; or (ii) if any material claims will be made on its insurance policies. Furthermore, it shall upon request provide to the Adviser any information it may reasonably require concerning the amount of or scope of such insurance. The Sub-Adviser's insurance shall, at a minimum, cover errors and omissions of the Sub-Adviser.

         (g) Competent Staff. The Sub-Adviser shall ensure that sufficient and competent investment management, administrative and compliance staff experienced in managing accounts similar to the Fund shall have charge at all times of the conduct of, and shall maintain close supervision of, the investment and management of the Fund. For the avoidance of doubt, the Sub-Adviser shall ensure that any affiliate or third party to whom its duties have been delegated, shall comply with the foregoing.

         (h) No Detrimental Agreement. The Sub-Adviser represents and warrants that it has no arrangement or understanding with any party, other than the Fund, that would influence the decision of the Sub-Adviser with respect to its selection of securities for the Fund, and that all selections shall be done in accordance with what is in the best interest of the Fund.

         (i) Conflicts. The Sub-Adviser shall act honestly, in good faith and in the best interests of the Fund including requiring any of its personnel with knowledge of the Fund's activities to place the interest of the Fund first, ahead of their own interests, in all personal trading scenarios that may involve a conflict of interest with the Account.

         (j) Representations. The representations and warranties in this
             Section 7, shall be deemed to be made on the date this Agreement is executed and at the time of delivery of the monthly compliance report required by Section 3(a), whether or not specifically referenced in such certificate.

    8. The Name "Oak Ridge". The Sub-Adviser consents to the use by the Fund of the name "Oak Ridge" as part of the name of the Fund. The foregoing authorization by the Sub-Adviser to the Fund to use said name as part of the name of the Fund is not exclusive of the right of the Sub-Adviser itself to use, or to authorize others to use, the same; the Fund acknowledges and agrees that as between the Fund and the Sub-Adviser, the Sub-Adviser has the exclusive right so to use, or authorize others to use, said name and the Fund agrees to take such action as may reasonably be requested by the Sub-Adviser to give full effect to the provisions of this section. Without limiting the generality of the foregoing, the Fund agrees that, upon any termination of this Agreement, the Fund will, at the request of the Sub-Adviser, use its best efforts to change the name of the Fund within three months of its receipt of the Sub-Adviser's request so as to eliminate all reference, if any, to the name "Oak Ridge" and will not thereafter transact any business using the name "Oak Ridge" in the name of the Fund; provided, however, that the Fund and the Adviser may continue to use beyond such date any supplies of prospectuses, marketing materials and similar documents that the Adviser or its affiliates had on hand at the date of such name change.

    9. Sub-Adviser's Compensation. The Adviser shall pay to the Sub-Adviser, as compensation for the Sub-Adviser's services hereunder, a fee, determined as described in Schedule A that is attached hereto and made a part hereof. Such fee shall be computed daily and paid monthly in arrears by the Adviser. The Fund shall have no responsibility for any fee payable to the Sub-Adviser. In the event that the fee paid to the Adviser for managing the Fund is reduced by regulatory authorities or the Board for any reason whatsoever, the fee hereunder shall be subject to the same percentage reduction.

     The method for determining net assets of the Fund for purposes hereof shall be the same as the method for determining net assets for purposes of establishing the offering and redemption prices of Fund shares as described in the Fund's prospectus. In the event of termination of this Agreement, the fee provided in this Section shall be computed on the basis of the period ending on the last business day on which this Agreement is in effect subject to a pro rata adjustment based on the number of days elapsed in the current month as a percentage of the total number of days in such month.

    10. Independent Contractor. In the performance of its duties hereunder, the Sub-Adviser is and shall be an independent contractor and, unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Fund or the Adviser in any way or otherwise be deemed to be an agent of the Fund or the Adviser. If any occasion should arise in which the Sub-Adviser gives any advice to its clients concerning the shares of the Fund, the Sub-Adviser will act solely as investment counsel for such clients and not in any way on behalf of the Fund.


    11. Assignment and Amendments. This Agreement shall automatically terminate, without the payment of any penalty, in the event of (i) its assignment, including any change in control of the Adviser or the Sub-Adviser, as defined in the 1940 Act, or (ii) in the event of the termination of the Management Agreement; provided that such termination shall not relieve the Adviser or the Sub-Adviser of any liability incurred hereunder.


     This Agreement may not be added to or changed orally and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act, when applicable.

    12. Duration and Termination.

         (a) This Agreement shall become effective as of the date executed and shall remain in full force and effect continually thereafter, subject to renewal as provided in Section 12(d) and unless terminated automatically as set forth in Section 11 hereof or until terminated as follows:


         (b) The Adviser may at any time terminate this Agreement by not more than sixty (60) days' nor less than thirty (30) days' written notice delivered or mailed by registered mail, postage prepaid, to the Sub-Adviser. In addition, the Fund may cause this Agreement to terminate either (i) by vote of its Board or (ii) upon the affirmative vote of a majority of the outstanding voting securities of the Fund; or


         (c) The Sub-Adviser may at any time terminate this Agreement by not more than sixty (60) days' nor less than thirty (30) days' written notice delivered or mailed by registered mail, postage prepaid, to the Adviser; or


         (d) This Agreement shall automatically terminate on December 31st of any year, beginning on December 31, 2004, in which its terms and renewal shall not have been approved by (A) (i) a majority vote of the Board or (ii) the affirmative vote of a majority of the outstanding voting securities of the Fund; provided, however, that if the continuance of this Agreement is submitted to the shareholders of the Fund for their approval and such shareholders fail to approve such continuance of this Agreement as provided herein, the Sub-Adviser may continue to serve hereunder as to the Fund in a manner consistent with the 1940 Act and the rules and regulations thereunder; and (B) a majority vote of the Trustees who are not "interested persons" (as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act) of the Fund, the Adviser or the Sub-Adviser, at a meeting called for the purpose of voting on such approval.

         (e) For the purposes of this Agreement, "Affirmative vote of a majority of the outstanding voting securities of the Fund" shall have the meaning set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Commission under the 1940 Act or any interpretations of the staff of the Commission.

    13. Liability of the Sub-Adviser. The Sub-Adviser shall not be liable to the Adviser Indemnitees (as defined below) for any losses, claims, damages, liabilities or litigation (including legal and other expenses) incurred or suffered by an Adviser Indemnitee as a result of any error of judgment or mistake of law by the Sub-Adviser with respect to the Fund, except that nothing in this Agreement shall operate or purport to operate in any way to exculpate, waive or limit the liability of the Sub-Adviser for, and the Sub-Adviser shall indemnify and hold harmless the Adviser, the Fund and all affiliated persons thereof (within the meaning of Section 2(a)(3) of the 1940
         Act) and all controlling persons (as described in Section 15 of the 1933 Act) (collectively, the "Adviser Indemnitees") against any and all losses, claims, damages, liabilities or litigation (including reasonable legal and other expenses) by reason of or arising out of:
         (a) the Sub-Adviser being in violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in the Fund's Registration Statement or any written guidelines or instruction provided in writing by the Board or the Adviser, (b) the Fund's failure to satisfy the diversification or source of income requirements of Subchapter M of the Code by reason of any action or omission of the Sub-Adviser, unless acting at the direction of the Adviser, (c) the Sub-Adviser's willful misfeasance, bad faith or gross negligence generally in the performance of its duties hereunder or its reckless disregard of its obligations and duties under this Agreement or (d) the Fund being in violation of any applicable federal or state law, rule or regulation or any investment policy or restriction set forth in the Fund's Registration Statement or any written guidelines or instruction provided in writing by the Board or the Adviser, by reason of any action or omission of the Sub-Adviser. In addition, the Sub-Adviser shall indemnify and hold harmless the Fund and the Adviser against any liability that arose out of the Sub-Adviser's management of [Oak Ridge Large-Cap Equity Fund] [Oak Ridge Small-Cap Equity Fund] pursuant to the Investment Advisory Agreement with the Sub-Adviser dated March 1, 1999, subject to the standard of care set forth in this Agreement.

    14. Enforceability. Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to such jurisdiction be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms or provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction.

    15. Limitation of Liability. The parties to this Agreement acknowledge and agree that all litigation arising hereunder, whether direct or indirect, and of any and every nature whatsoever shall be satisfied solely out of the assets of the Fund and that no Trustee, officer or holder of shares of beneficial interest of the Fund shall be personally liable for any of the foregoing liabilities. The Fund's Certificate of Trust, as amended from time to time, is on file in the Office of the Secretary of State of the State of Delaware. Such Certificate of Trust and the Fund's Agreement and Declaration of Trust describe in detail the respective responsibilities and limitations on liability of the Trustees, officers, and holders of shares of beneficial interest.

    16. Jurisdiction. This Agreement shall be governed by and construed in accordance with the substantive laws of The Commonwealth of Massachusetts and the Sub-Adviser consents to the jurisdiction of courts, both state or federal, in Boston, Massachusetts, with respect to any dispute under this Agreement.

    17. Paragraph Headings. The headings of paragraphs contained in this Agreement are provided for convenience only. The form no part of this Agreement and shall not affect its construction.

    18. Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be signed on their behalf by their duly authorized officers as of the date first above written.



ATTEST:                        PIONEER INVESTMENT MANAGEMENT, INC.


---------------------------    By: ------------------------------------------



David Phelan                       Name: Dorothy Bourassa


                                   Title: Secretary



ATTEST:                        OAK RIDGE INVESTMENTS, LLC


---------------------------    By: ------------------------------------------



Alan E. Molby                      Name: David Klaskin


                                   Title: Chairman

Accepted and agreed to as of the day and year first above written.

                                   SCHEDULE A

[PIONEER OAK RIDGE LARGE CAP GROWTH FUND]
     The Adviser will pay to the Sub-Adviser as compensation for the Sub-Adviser's services rendered, a fee, computed daily and payable at the end of each month at an annual rate based on the average daily net assets of the Fund under the following fee schedule:


Assets                                                                        Rate
------                                                                        ----
    First $250 Million.....................................................   0.45%
    Greater than $250 Million and less than or equal to $500 Million.......   0.40%
    Greater than $500 Million and less than or equal to $750 Million.......   0.35%
    Greater than $750 Million..............................................   0.30%

[PIONEER OAK RIDGE SMALL CAP GROWTH FUND]
     The Adviser will pay to the Sub-Adviser as compensation for the Sub-Adviser's services rendered, a fee, computed daily and payable at the end of each month at an annual rate based on the average daily net assets of the Fund under the following fee schedule:


Assets                                                                        Rate
------                                                                        ----
    First $250 Million.....................................................   0.45%
    Greater than $250 Million and less than or equal to $500 Million.......   0.40%
    Greater than $500 Million and less than or equal to $750 Million.......   0.35%
    Greater than $750 Million..............................................   0.30%

                                   EXHIBIT B

Additional information pertaining to Oak Ridge
     Oak Ridge is a limited liability company organized under the laws of Delaware. David Klaskin, Samuel Wegbreit, Richard O. Klaskin, Mary Edman, John and Bonnie Vainder, Robert G. McVicker, III, Susan McVicker Collins, Alan E. Molotsky, and John Peter collectively own 100% of the interests in Oak Ridge, with David Klaskin and Samuel Wegbreit owning controlling interests. Oak Ridge is located at 10 South LaSalle Street, Suite 1250, Chicago, Illinois 60603, which is also the address for Oak Ridge's owners, directors and officers.

Directors and officers of Oak Ridge:


Name                         Title                         Principal Occupation
----                         -----                         --------------------
Samuel Wegbreit ..........   Director, Chairman and        Same
                             Secretary
David Klaskin ............   Director, Chief Executive     Same
                             Officer and Treasurer
John Peter ...............   President                     Same

     None of the trustees or officers of the Trust is also an officer, employee or director of Oak Ridge.

     None of the officers or trustees of the Trust have had any material direct or indirect interest in Oak Ridge or any other person controlling, controlled by or under common control with Oak Ridge. In addition, no trustee has had any direct or indirect material interest in any transaction (or proposed transaction) since the inception of the funds to which Oak Ridge or its affiliates are parties.

Similar funds managed by Oak Ridge
     Oak Ridge serves as the investment adviser to the following funds with investment objectives similar to your fund's objective.



                                                                              Management fee rate for
                                             Net assets of similar fund     similar fund as a percentage
Similar fund                                   as of October 31, 2004       of average daily net assets
------------                                 --------------------------     ----------------------------
Pioneer Oak Ridge Large Cap                  $2,959,823                     0.75% up to $1 billion
Growth VCT Portfolio (Class II) .........                                   and 0.70% on assets over
                                                                            $1 billion


Affiliated brokerage
     No brokerage commissions have been paid by the funds since their inception to any broker affiliated with Oak Ridge.

PROXY                                                                     PROXY
                PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS OF
                     PIONEER OAK RIDGE LARGE CAP GROWTH FUND
                          To be held December 28, 2004

I (we), having received notice of the meeting and management's proxy statement therefor, and revoking all prior proxies, hereby appoint John F. Cogan, Jr., Dorothy E. Bourassa, John A. Carey and David C. Phelan, and each of them, my
(our) attorneys (with full power of substitution in them and each of them) for and in my (our) name(s) to attend the Special Meeting of Shareholders of my
(our) fund to be held on December 28, 2004, at 2:00 p.m. (Boston time) at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, counsel to the fund, 60 State Street, 26th Floor, Boston, Massachusetts 02109, and any adjourned session or sessions thereof, and thereto vote and act upon the following matters (as more fully described in the accompanying proxy statement) in respect of all shares of the fund which I (we) will be entitled to vote or act upon, with all the powers I (we) would possess if personally present.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. If this proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast "FOR" the proposal as described in the Proxy Statement.

                                                            999  9999  9999  999


NOTE:  In signing,  please  write  name(s)  exactly as  appearing  hereon.
When signing as attorney, executor, administrator or other fiduciary, please give your full title as such. Joint owners should each sign personally.


--------------------------------------------------------------------------------
Signature

--------------------------------------------------------------------------------
Signature of joint owner, if any

--------------------------------------------------------------------------------
Date                                                                   PLC_14735


         PLEASE RETURN YOUR SIGNED PROXY CARD IN THE ENCLOSED ENVELOPE

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF YOUR FUND AND SHOULD BE RETURNED AS SOON AS POSSIBLE IN THE ENVELOPE PROVIDED. THE BOARD RECOMMENDS THAT YOU VOTE IN FAVOR OF THE FOLLOWING PROPOSAL:

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK.   EXAMPLE:


1. To approve a subadvisory agreement between Pioneer Investment Management, Inc. and Oak Ridge Investments, LLC.

    FOR            AGAINST      ABSTAIN
    [  ]           [  ]         [  ]


    To consider any other business that may properly come before the meeting.



                  PLEASE SIGN, DATE AND RETURN THIS PROXY CARD

                                                                       PLC_14735

PROXY                                                                      PROXY
                PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS OF
                     PIONEER OAK RIDGE SMALL CAP GROWTH FUND
                          To be held December 28, 2004

I (we), having received notice of the meeting and management's proxy statement therefor, and revoking all prior proxies, hereby appoint John F. Cogan, Jr., Dorothy E. Bourassa, John A. Carey and David C. Phelan, and each of them, my
(our) attorneys (with full power of substitution in them and each of them) for and in my (our) name(s) to attend the Special Meeting of Shareholders of my
(our) fund to be held on December 28, 2004, at 2:00 p.m. (Boston time) at the offices of Wilmer Cutler Pickering Hale and Dorr LLP, counsel to the fund, 60 State Street, 26th Floor, Boston, Massachusetts 02109, and any adjourned session or sessions thereof, and thereto vote and act upon the following matters (as more fully described in the accompanying proxy statement) in respect of all shares of the fund which I (we) will be entitled to vote or act upon, with all the powers I (we) would possess if personally present.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. If this proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast "FOR" the proposal as described in the Proxy Statement.

                                                            999  9999  9999  999

NOTE:  In signing,  please  write  name(s)  exactly as  appearing  hereon.
When signing as attorney, executor, administrator or other fiduciary, please give your full title as such. Joint owners should each sign personally.


--------------------------------------------------------------------------------
Signature

--------------------------------------------------------------------------------
Signature of joint owner, if any

--------------------------------------------------------------------------------
Date                                                                   POR_14615











          PLEASE RETURN YOUR SIGNED PROXY CARD IN THE ENCLOSED ENVELOPE

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF YOUR FUND AND SHOULD BE RETURNED AS SOON AS POSSIBLE IN THE ENVELOPE PROVIDED. THE BOARD RECOMMENDS THAT YOU VOTE IN FAVOR OF THE FOLLOWING PROPOSAL:

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK.   EXAMPLE:


1. To approve a subadvisory agreement between Pioneer Investment Management, Inc. and Oak Ridge Investments, LLC.

         FOR            AGAINST      ABSTAIN
         [  ]           [  ]         [  ]

         To consider any other business that may properly come before the meeting.






                  PLEASE SIGN, DATE AND RETURN THIS PROXY CARD

                                                                       POR_14615